UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________________________

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2000

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ROMACORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-62615	13-4010466
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

9304 Forest Lane, Suite 200 Dallas, Texas	75243
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code): (214) 343-7800

ITEM 5. Other Events

On October 12, 2000, Romacorp, Inc. announced the appointment of Frank H. Steed as President and Chief Executive Officer. Mr. Steed began his employment with the Company on October 23, 2000.

ITEM 7. Financial Statements and Exhibits

(c) Exhibits.

99.2 Press Release, dated October 12, 2000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROMACORP, INC.

Date: October 23, 2000	By:	/s/Richard A. Peabody
Vice President & Chief Financial Officer (Principal Financial and Accounting Officer)